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                                   EXHIBIT 23
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                        CONSENT OF INDEPENDENT AUDITORS
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     We consent to the incorporation by reference in this Annual Report (Form
10-K) of West Town Bancorp, Inc. of our report dated May 7, 1999, included in the 1999 Annual Report to Stockholders of West Town Bancorp, Inc.




                              Cobitz, VandenBerg & Fennessy


June 8, 1999
Palos Hills, Illinois